UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 31, 2009

(Date of earliest event reported)

BLACK TUSK MINERALS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52372 (Commission File Number)	20-3366333 (IRS Employer Identification No.)

7425 Arbutus Street, Vancouver, B.C. Canada V6P 5T2

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (778) 999-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 31, 2009, Black Tusk Minerals Inc. (the “Company”) filed the attached technical report entitled “Geological Evaluation of the Huanza Property” dated August 28, 2009 (the “Huanza Technical Report”) with the securities regulatory authorities in Canada, pursuant to Canadian securities laws. The Huanza Technical Report is hereby being furnished to the Securities and Exchange Commission (“SEC”) on Form 8-K to satisfy the Company’s “public disclosure” obligations under Regulation FD of the SEC.

The Huanza Technical Report was prepared in accordance with Canadian National Instrument 43-101 of the Canadian Securities Administrators (“NI 43-101”) by Glen MacDonald, P.Geo., who is a Qualified Person as defined by NI 43-101. The Huanza Technical Report was prepared by Mr. MacDonald at the request of Robert Krause, a Company geologist. The Huanza Technical Report is based on information collected by Mr. MacDonald during a site visit to the Company’s properties in the Huanza District of Peru in August 2009, with additional information provided by the Company.

Investors in the United States should be cautioned that all mineral resource and mineral reserve estimates have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the United States Securities and Exchange Commission (“SEC”) Industry Guide 7 (“Guide 7”). NI 43-101 and Guide 7 standards are substantially different. The terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” are Canadian mining terms as defined in accordance with NI 43-101. These definitions differ from the definitions in Guide 7. Under Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.

The Huanza Technical Report uses the term “estimated resource.” This term is not defined under Guide 7 and is normally not permitted to be used in reports and registration statements filed with the SEC. Investors in the United States are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into reserves. “Estimated resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of such an “estimated resource” will ever be upgraded to a higher category. Investors are cautioned not to assume that all or any part of an “estimated resource” exists or is economically or legally mineable.

Item 9.01 Exhibits

The following Exhibits relating to Item 7.01 are intended to be furnished to , not filed with, the SEC pursuant to Regulation FD.

Exhibit No.	Description
99.1	Technical report entitled “Geological Evaluation of the Huanza Property” dated August 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK TUSK MINERAL INC. (Registrant)

Dated: September 4, 2009	By: /s/ Gavin Roy Gavin Roy President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Technical report entitled “Geological Evaluation of the Huanza Property” dated August 28, 2009